UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 28, 2003



                                 INDIGINET, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 0-32333                             65-0972865
         (Commission File Number)        (IRS Employer Identification No.)


              5000 BIRCH STREET, SUITE 3000
                NEWPORT BEACH, CALIFORNIA               92660
              (principal executive offices)           (Zip Code)

                                 (949) 476-3711
              (Registrant's telephone number, including area code)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS, AMONG OTHER FACTORS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On December 30, 2003, Indiginet, Inc. (the "Registrant") completed the acquisition of assets of C2C Exchange, Inc. ("C2C") in accordance with the terms and conditions of a contemporaneously executed and delivered Asset Purchase Agreement (the "Agreement"). The Agreement is attached as an Exhibit to this Current Report on Form 8-K. As part of the transaction, the Registrant acquired C2C's inventory relating to the C2C's business of website development, as well as existing assets associated with C2C's business of website hosting, design, and e-commerce. As consideration for the acquired assets, the Registrant issued to C2C 5,000,000 shares of its unregistered, restricted Series A Preferred Stock, no par value (the "Stock"). The shares of the Stock may not be resold except in accordance with applicable federal and state securities laws.

     C2C is a provider of website building solutions on the Internet. C2C and its development team have automated the ability for a user to easily and quickly create feature-rich, professionally designed websites. The service is simple and affordable, compared to traditional costs of web development. The Registrant intends to utilize the assets acquired from C2C in its existing business. The acquisition of C2C's assets by the Registrant is expected to expand the Registrant's product resources, distribution and customer base, as well as breadth of service and business capacity.

ITEM  5.  OTHER  EVENTS.

     On October 28, 2003, the Registrant filed with the Florida Secretary of State a Certificate of Designations of its Series A Preferred Stock, no par value per share, in the form of an Amendment to the Registrant's Articles of Incorporation. The Certificate of Designations was filed pursuant to the power granted to the Registrant's Board of Directors by its Articles of Incorporation, to fix and determine various preferences, limitations, restrictions and rights of Registrant's preferred stock. The Amendment to the Registrant's Articles of Incorporation is attached as an Exhibit to this Current Report on Form 8-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             ------------------------------------------------

     C2C was incorporated in January of 2003. Consequently, it is impossible to Provide


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C2C's  historical  financial  statements for the year ended December 31, 2001and
2002, as required by this Item. Pursuant to Section 210.3-05(b)(4)(iv) of Regulation S-X, the separate audited balance sheet of C2C for the period since its inception in January 2003, to December 30, 2003 is not required to be furnished, since the most recent balance sheet of C2C would not be required by
Section 210.3-01 of Regulation S-X at a date prior to the date of the acquisition described in this Current Report.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------

     Pro forma financial information is not required to be furnished pursuant to Rule 11-01 of Regulation S-X.

     Exhibits.
     --------

     The following exhibits are filed herewith:

EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
------------                    -------------------------

   3(i)       Articles of Amendment to the Registrant's Articles of Incorporation.
   10         Agreement to Purchase Assets of C2C Exchange, Inc. by Indiginet, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 30, 2003

                                             INDIGINET, INC.


                                             By   /s/Mark Ellis
                                               -------------------------------
                                               Mark Ellis, President


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